UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 2, 2015

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting at the Company’s headquarters on Tuesday, June 2, 2015. At the close of business on April 6, 2015, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 610,499,069 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 543,914,124 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 89 percent of the Company’s outstanding shares of Class A Common Stock as of the Record Date.
The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2015.
At the Annual Meeting, both of the Class II directors and all four of the Class III directors were reelected and all other proposals submitted to stockholders were approved, except for Proposal 4 (the stockholder proposal regarding stockholder action by written consent), which was not approved by the stockholders.
Proposal 1. Election of Directors
The vote with respect to the election of the Class II and Class III directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Class II Directors
Michael Patsalos-Fox	502,953,860	1,513,789	1,872,328	37,574,147
Robert E Weissman	490,923,554	13,546,276	1,870,147	37,574,147

Class III Directors
Francisco D’Souza	499,957,488	4,519,895	1,862,594	37,574,147
John N. Fox, Jr.	502,072,963	2,394,061	1,872,953	37,574,147
Leo S. Mackay, Jr.	497,274,910	7,194,864	1,870,203	37,574,147
Thomas M. Wendel	486,266,924	18,204,317	1,868,736	37,574,147
Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)
The advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
492,043,968	10,727,959	3,568,050	37,574,147
Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm
The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
522,305,975	17,691,003	3,917,146	—

Proposal 4. Stockholder Proposal Regarding Stockholder Action by Written Consent
The vote with respect to the stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
217,577,682	281,033,943	7,728,352	37,574,147

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Executive Vice President, Chief Legal and Corporate Affairs Officer
Date: June 4, 2015